                                                                    EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                   July 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                    CASE NO. 02 B 08209
           --------------------                             ----------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                         FOR MONTH ENDING JULY 27, 2002

                                             LOAN       LOAN          TOTAL                                              EXCESS
    DATE           RECEIPTS    DISBURSEM.   BALANCE    BALANCE      OUTSTANDING          LC'S           AVAIL             AVAIL
    ----           --------    ----------   -------    -------      -----------          ----           -----             -----
  OPENING
  BALANCE                                       0   10,302,886.33   10,302,886.33     3,507,570.00   10,808,000.00   (3,002,456.33)
    06/30                 0               0     0   10,302,886.33   10,302,886.33     3,507,570.00   10,808,000.00   (3,002,456.33)
    07/01         37,834.20       94,944.42     0   10,359,996.55   10,359,996.55     3,507,570.00   10,808,000.00   (3,059,566.55)
    07/02         59,822.77      724,355.30     0   11,024,529.08   11,024,529.08     3,507,570.00   10,808,000.00   (3,724,099.08)
    07/03         63,829.43       86,944.54     0   11,047,644.19   11,047,644.19     3,507,570.00   10,739,000.00   (3,816,214.19)
    07/04                 0               0     0   11,047,644.19   11,047,644.19     3,507,570.00   10,739,000.00   (3,816,214.19)
    07/05        486,208.61      349,196.05     0   10,910,631.63   10,910,631.63     3,507,570.00   10,739,000.00   (3,679,201.63)
    07/06                 0               0     0   10,910,631.63   10,910,631.63     3,507,570.00   10,739,000.00   (3,679,201.63)
    07/07                 0               0     0   10,910,631.63   10,910,631.63     3,507,570.00   10,739,000.00   (3,679,201.63)
    07/08        141,366.69      224,118.83     0   10,993,383.77   10,993,383.77     3,507,570.00   10,739,000.00   (3,761,953.77)
    07/09         90,251.58      242,722.06     0   11,145,854.25   11,145,854.25     3,507,570.00   10,739,000.00   (3,914,424.25)
    07/10      1,851,326.39       57,785.38     0    9,352,313.24    9,352,313.24     3,507,570.00   10,682,000.00   (2,177,883.24)
    07/11         89,853.13      137,211.10     0    9,399,671.21    9,399,671.21     3,507,570.00   10,682,000.00   (2,225,241.21)
    07/12         17,507.06      212,067.87     0    9,594,232.02    9,594,232.02     3,507,570.00   10,682,000.00   (2,419,802.02)
    07/13                 0               0     0    9,594,232.02    9,594,232.02     3,507,570.00   10,682,000.00   (2,419,802.02)
    07/14                 0               0     0    9,594,232.02    9,594,232.02     3,507,570.00   10,682,000.00   (2,419,802.02)
    07/15        460,810.01       78,958.22     0    9,212,380.23    9,212,380.23     3,507,570.00   10,682,000.00   (2,037,950.23)
    07/16        198,827.45       59,123.64     0    9,072,676.42    9,072,676.42     3,507,570.00   10,682,000.00   (1,898,246.42)
    07/17        175,108.53      105,827.06     0    9,003,394.95    9,003,394.95     3,507,570.00   10,574,000.00   (1,936,964.95)
    07/18          2,971.72      104,099.54     0    9,104,522.77    9,104,522.77     3,507,570.00   10,574,000.00   (2,038,092.77)
    07/19         20,951.01      131,927.22     0    9,215,498.98    9,215,498.98     3,507,570.00   10,574,000.00   (2,149,068.98)
    07/20                 0               0     0    9,215,498.98    9,215,498.98     3,507,570.00   10,574,000.00   (2,149,068.98)
    07/21                 0               0     0    9,215,498.98    9,215,498.98     3,507,570.00   10,574,000.00   (2,149,068.98)
    07/22         28,616.96      199,447.01     0    9,386,329.03    9,386,329.03     3,507,570.00   10,574,000.00   (2,319,899.03)
    07/23        459,509.88      270,427.07     0    9,197,246.22    9,197,246.22     3,507,570.00   10,574,000.00   (2,130,816.22)
    07/24          8,752.57      820,380.60     0   10,008,874.25   10,008,874.25     3,225,000.00   10,519,000.00   (2,714,874.25)
    07/25         11,321.71      136,611.04     0   10,134,163.58   10,134,163.58     3,225,000.00   10,519,000.00   (2,840,163.58)
    07/26         29,940.37    2,243,581.43     0   12,347,804.64   12,347,804.64     1,225,000.00   10,519,000.00   (3,053,804.64)
    TOTAL     -------------    ------------
  JULY 2002    4,234,810.07    6,279,728.38

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


          CASE NAME: FLORSHEIM GROUP INC.        CASE NO. 02 B 08209
                     --------------------                 ----------


                            SUMMARY OF CASH ACCOUNTS

                         FOR MONTH ENDING JULY 27, 2002

ENDING BALANCE IN                        6/29/02            7/27/02
                                        ----------        ----------

     LASALLE NATIONAL BANK
        Account #                       31,366.48         14,171.87
        Account #                        2,500.00          2,500.00
        Account #                        1,272.60          2,000.00
        Account #                               -                 -

     ASSOCIATED BANK
        Account #                       14,995.85                 -

     BT COMMERCIAL
        Account #                               -                 -
        Account #                               -                 -
        Account #                               -                 -
        Account #                               -                 -
        Account #                               -                 -
        Account #                               -                 -
        Account #                               -                 -


     RETAIL CASH IN LOCAL BANKS        785,169.20         44,325.34

                                       ----------        ----------
     TOTAL                             835,304.13         62,997.21
                                       ==========        ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  FLORSHEIM GROUP INC.           CASE NO.   02 B 08209
           --------------------------              -------------------------


                                RECEIPTS LISTING

                         FOR MONTH ENDING JULY 27, 2002

                  Bank:                  BT Commercial Corporation
                  Location               Chicago, Illinois
                  Account Name:          Concentration Account
                  Account No.:


                                                                                                  TOTAL
                           WHOLESALE              RETAIL      (1)        LOCKBOX       (2)       RECEIPTS
                      ---------------------------------------------------------------------------------------
OPENING BALANCE

    07/01                      $0.00              $6,479.72              $31,354.48              $37,834.20

    07/02                      $0.00                $639.74              $59,183.03              $59,822.77

    07/03                      $0.00                 $78.01              $63,751.42              $63,829.43

    07/04                      $0.00                  $0.00                   $0.00                   $0.00

    07/05                $465,477.11               ($791.08)             $21,522.58             $486,208.61

    07/08                      $0.00                $196.39             $141,170.30             $141,366.69

    07/09                      $0.00              $1,062.39              $89,189.19              $90,251.58

    07/10              $1,799,985.00                $309.77              $51,031.62           $1,851,326.39

    07/11                 $34,259.26                $283.06              $55,310.81              $89,853.13

    07/12                  $2,028.00                $683.64              $14,795.42              $17,507.06

    07/15                $403,861.65                $398.86              $56,549.50             $460,810.01

    07/16                      $0.00                $906.84             $197,920.61             $198,827.45

    07/17                $136,474.22               ($131.58)             $38,765.89             $175,108.53

    07/18                      $0.00                 $85.48               $2,886.24               $2,971.72

    07/19                      $0.00                 $31.96              $20,919.05              $20,951.01

    07/22                      $0.00                  $0.00              $28,616.96              $28,616.96

    07/23                  $5,682.84                  $0.00             $453,827.04             $459,509.88

    07/24                      $0.00                  $0.00               $8,752.57               $8,752.57

    07/25                      $0.00                  $0.00              $11,321.71              $11,321.71

    07/26                      $0.00                  $0.00              $29,940.37              $29,940.37
                       =============             ==========           =============           =============
    TOTAL
    RECEIPTS:          $2,847,768.08             $10,233.20           $1,376,808.79           $4,234,810.07
                       =============             ==========           =============           =============


         NOTES:
         ------

     (1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
     (2) Wholesale receipts paid to lockbox
     (3) $465,477.11 from Hilco Merchant Resources LLC - G.O.B. sale
     (4) $1,799,985.00 from the sale of Florsheim - Pacific
     (5) $34,259.26 payment from The Weyco Group for the closing of the Florsheim bank accounts at retail locations that were part of the purchase agreement.
     (6) $2,028.00 is payment from Shing Tak Industrial Co., Ltd
     (7) $403,861.65 from Hilco Merchant Resources LLC - G.O.B. sale
     (8) $136,474.22 from Hilco Merchant Resources LLC - Lease Auction
     (9) $5,682.84 is Foreign Accounts Receivable - Romero

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                    CASE NO. 02 B 08209
           --------------------                             ----------


                              DISBURSEMENTS LISTING

                         FOR MONTH ENDING JULY 27, 2002


                  Bank:                  BT Commercial Corporation
                  Location               Chicago, Illinois
                  Account Name:          Concentration Account
                  Account No.:


ACCOUNT                                                        AMOUNT
-------                                                        ------
FLORSHEIM GROUP INC.
              PAYMENTS
              --------
              Wire Disbursements (Exhibit C-1)              2,523,462.16
              Wholesales Checks (Exhibit C-2)                 625,058.63
              Retail Checks (Exhibit C-3)                     208,375.59
              Credit Committee Escrow                         150,000.00
              Letter of Credit                              2,282,570.00
                                                            ------------

              TOTAL FUNDS OUT                               5,789,466.38

              OUTSTANDING CHECKS AT 7/26
              --------------------------
              Wholesale - July checks                         (21,169.19)
              Retail - July checks                            (58,646.81)
              June Checks                                      (4,875.12)
              May checks                                       (1,112.65)
                                                            ------------

              OUTSTANDING CHECKS THAT CLEARED                 576,065.77
              -------------------------------               ------------

Total Florsheim Group Inc.                                  6,279,728.38
                                                            ============

  Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                    CASE NO. 02 B 08209
           --------------------                             ----------



                         STATEMENT OF INVENTORY ($ 000)

                         FOR MONTH ENDING JULY 27, 2002





               Beginning Inventory             $ 1,004
                                               -------

               Add: Purchases                  $     -
                                               -------

               Less: Cost of Goods Sold
                     (cost basis)              $     -
                                               -------

               Adjustments                     $(1,004)
                                               -------

               Ending Inventory                $     -
                                               =======



                          PAYROLL INFORMATION STATEMENT


                                                             Week ended
                  ------------------------------------------------------------------------------------------
                       7/05/02                7/12/02          7/19/02          7/26/02               Total
                  ------------------------------------------------------------------------------------------
Gross Payroll
 Wholesale
    Chicago                      -         120,335.24                  -          97,718.17         218,053.41
    Commissions                  -                  -                  -                  -                  -
    FDC                          -                  -                  -                  -                  -
Retail                  177,958.13         165,440.16         145,659.31         157,510.75         646,568.35
                       -----------        -----------        -----------        -----------        -----------
Total                  $177,958.13        $285,775.40        $145,659.31        $255,228.92        $864,621.76
                       ===========        ===========        ===========        ===========        ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                    CASE NO. 02 B 08209
           --------------------                             ----------


                          STATEMENT OF AGED RECEIVABLES

                         FOR MONTH ENDING JULY 27, 2002

ACCOUNTS RECEIVABLE:

         Beginning of Month Balance        $ 1,468,462
                                           -----------

         Add: Sales on Account             $         -
                                           -----------

         Less: Collections                 $  (612,944)
                                           -----------

         Adjustments                       $   (64,890)
                                           -----------

         End of the Month Balance          $   790,628
                                           ===========


                         0-30                  31-60                   61-90                  OVER 90             END OF MONTH
                         DAYS                   DAYS                    DAYS                   DAYS                   TOTAL
                  -------------------    -------------------     -------------------    --------------------   --------------------
                      $ (1,810)             $ 123,463               $ (47,342)              $ 716,317              $ 790,628



                             ACCOUNTS PAYABLE AGING
                             ----------------------

                         0-30                  31-60                   61-90                  OVER 90             END OF MONTH
                         DAYS                   DAYS                    DAYS                   DAYS                   TOTAL
                  -------------------    -------------------     -------------------    --------------------   --------------------
   Wholesale             (286,674.00)            (60,956.00)                      -               (3,850.00)           (351,480.00)

   Retail
      Rent                         -                      -                       -                       -                      -
      Other               (79,595.00)             (3,483.00)              (1,802.00)              (5,060.00)            (89,940.00)

                  -------------------    -------------------     -------------------    --------------------   --------------------
   Total                 (366,269.00)            (64,439.00)              (1,802.00)              (8,910.00)           (441,420.00)
                  ===================    ===================     ===================    ====================   ====================


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: FLORSHEIM GROUP INC.                    CASE NO. 02 B 08209
           --------------------                             ----------

                                TAX QUESTIONNAIRE

                         FOR MONTH ENDING JULY 27, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal Income Taxes               Yes (x)           No ( )
2.  FICA withholdings                  Yes (x)           No ( )
3.  Employee's withholdings            Yes (x)           No ( )
4.  Employer's FICA                    Yes (x)           No ( )
5.  Federal Unemployment Taxes         Yes (x)           No ( )
6.  State Income Taxe                  Yes (x)           No ( )
7.  State Employee withholdings        Yes (x)           No ( )
8.  All other state taxes              Yes (x)           No ( )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                                                 WEEK 07/05              WEEK 07/12             WEEK 07/19             WEEK 07/26
                                                 ----------              ----------             ----------             ----------
Federal Income Tax W/H                           $17,689.65              $39,787.99              $14,884.87             $34,558.87
FICA - Employee                                   10,780.14               14,402.37                8,854.61              13,531.04
Medicare - Employee                                2,521.12                4,053.22                2,070.79               3,628.98
FICA - Employer                                   10,780.15               14,402.46                8,854.53              13,531.05
Medicare - Employer                                2,521.17                4,053.27                2,070.83               3,628.80

State Income Tax W/H                               4,576.25                8,400.97                3,583.80               7,703.26
Local Tax W/H                                        330.17                  200.63                  160.68                 277.83
State Disability                                     263.01                  272.28                  218.32                 292.58
State Unemployment                                 1,378.93                1,167.86                1,042.69                 596.67
Federal Unemployment                                 369.02                  292.00                  268.03                 112.79
                                         -------------------     -------------------    --------------------   --------------------

Total                                            $51,209.61              $87,033.05              $42,009.15             $77,861.87
                                         ===================     ===================    ====================   ====================

Payment made by Ceridian                         $51,209.61              $87,033.05              $42,009.15             $77,861.87
Over / (underpaymt)                                   $0.00                   $0.00                   $0.00                  $0.00
                                         -------------------     -------------------    --------------------   --------------------

Total                                            $51,209.61              $87,033.05              $42,009.15             $77,861.87
                                         ===================     ===================    ====================   ====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         Print or type name and
                                         capacity of person signing
                                         this Declaration:

                                         /s/ F. Terrence Blanchard
                                         ---------------------------------------

                                         Vice President, Finance and Chief
                                         Accounting Officer


DATED: August 16, 2002